UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20808 State Hwy 71 W, Unit B Spicewood, Texas	78669
(Address of Principal Executive Offices)	(Zip Code)

(737) 309-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $230.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 8.01 Other Events.

Memorandum of Understanding

On February 5, 2024, the Lottery.com, Inc. (the “Company” or “Lottery.com”) entered into a Memorandum of Understanding (the “MOU”) with WA Technology Group Limited (“WATG”), whereby Lottery.com has agreed to pay WATG a total of $500,000 US dollars in restricted common stock at a price of $3.00 per share. A second payment by Lottery.com to WATG shall be due in five years and 2 months from the date of the definitive agreement to be signed by the parties at a later date. The total consideration for the second payment is the equivalent of $500,000 US dollars in restricted common stock at market value on the date the second payment is due. In addition, Lottery.com will nominate an individual (at a later date) from WATG to act as a dedicated consultant to the Company for the purpose of expanding the Lottery.com brand, ticket sales and operations globally. In exchange, Lottery.com shall own a non-exclusive perpetual single use license for WATG’s Lottery Player & Account Management Software (“PAM”) and WATG shall provide its full spectrum of iGaming solutions to the Company to manage the global growth strategy of the Lottery.com brand. The parties shall co-operate and collaborate with one another’s businesses and shall enter a more definitive agreement at a later date.

The above described MOU will be qualified in its entirety by the forms that will be filed and attached as exhibits to the Company’s forthcoming 10-K.

Exhibit No.	Description
99.1	Press Release Dated February 07, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com, Inc.

	By:	/s/ Matthew McGahan
	Name:	Matthew McGahan
	Title:	Chief Executive Officer

Date: February 9, 2024